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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 24, 2002



                                BSB BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  0-17177                  16-1327860
----------------------------   ------------------   ----------------------------
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)



                58-68 Exchange Street, Binghamton, New York 13901
                -------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (607) 779-2406
                                                           --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.
         -------------

     On June 24, 2002 BSB Bancorp, Inc. ("BSB Bancorp") issued a press release regarding its 2002 second quarter provision for loan losses and expectations regarding earnings for that period. A copy of the press release is filed as
Exhibit 99.1 to this report. BSB Bancorp also announced that management has scheduled a teleconference/webcast regarding the actions discussed in the press release for Tuesday, June 25, 2002 at 10:00 a.m. eastern standard time. To access the conference by telephone, please dial 877-407-9210 approximately 10 minutes prior to the start. A telephonic replay will be available from approximately one hour after the teleconference until 5:00 p.m. Eastern, June 26, 2002. The replay can be accessed by dialing 877-660-6853 and entering the replay account #: 1628 and confirm #: 38062. The live conference can also be accessed at http://www.vcall.com/EventPage.asp?ID=81808. There is no charge to access either event.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)  Not applicable.


(b)  Not applicable.


(c)  Exhibits.

     Exhibit
     No.               Description
     ---               -----------

     99.1              Press release, dated June 24, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BSB BANCORP, INC.
                                   -----------------
                                   (Registrant)



                                         /s/ Larry G. Denniston
                                   ---------------------------------------------
                                   Larry G. Denniston
                                   Senior Vice President and Corporate Secretary





Date: June 24, 2002




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                                  EXHIBIT INDEX



         Exhibit
         No.               Description
         ---               -----------

         99.1              Press release, dated June 24, 2002.